Intangible Assets, Net - Schedule of Estimated Amortization Expenses (Details) $ in Thousands	Dec. 31, 2024 USD ($)
Schedule of Estimated Amortization Expenses [Abstract]
2025	$ 10
2026	10
2027	10
2028	10
2029	10
Thereafter	2
Total	$ 52